Exhibit 99.1

Sleep Number Announces Second Quarter 2025 Results

Cost Savings to Exceed Initial Targets While Maintaining Compliance with Debt Covenants

Company Implementing Significant Changes to Business with Enhanced Marketing, Product Initiatives

•Reported net sales of $328 million, down 19.7% compared with the second quarter of 2024
•Delivered gross profit margin of 59.1%, flat versus the prior year
•Reduced second quarter operating expenses by $48 million, or 21%, year-over-year, before restructuring and other non-recurring costs
•Reported net loss of $25 million, inclusive of a $13 million adjustment to valuation of deferred tax assets, compared to a net loss of $5 million for the same period last year
•Delivered adjusted EBITDA of $24 million, down 17% versus the same period last year
•Implementing $130 million of cost savings for 2025, exceeding prior annualized target of $80 million to $100 million, before restructuring and other non-recurring costs; maintains compliance with debt covenants

MINNEAPOLIS – (July 30, 2025) – Sleep Number Corporation (Nasdaq: SNBR) today reported results for the quarter ended June 28, 2025.

Linda Findley, President and CEO, commented, “Sleep Number is in a turnaround. I joined because it is fundamentally a great company and I continue to believe that. In my first 100 days, the new leadership team has been focused on digging into our product and consumer proposition. It is clear Sleep Number has a strong brand and differentiated products. We are building on these core strengths with plans to return to profitable growth by starting to implement initiatives focused on enhancing our product assortment, value proposition, and consumer engagement.

"At the start of the second quarter, we aggressively reduced expenses to reset our cost structure, and ensure ongoing compliance with our debt covenants. We cut marketing spend dramatically in Q2 because the old marketing strategy was inefficient, and we needed to implement a major reset. We expected the sharp drop in second quarter sales based on these changes. We are rebuilding this program and are already seeing signs that our new, more efficient approach is working. In parallel, we are also working to optimize our product portfolio, value and distribution, with the goal of focusing on the products, price points and benefits that matter most to our customers.

"We are energized by the work ahead and have created the right environment, with the right team, for Sleep Number to thrive. We have proven our ability to manage costs and improve efficiency. Although our topline remains pressured, we expect our actions to drive sequential topline improvement in the coming quarters while we continue to aggressively manage our costs."

Second Quarter Overview (all comparisons year-over-year unless otherwise noted)

•Net sales of $328 million were down 19.7%, driven by lower volume and a reduced store count.
•Gross profit was $194 million, a decrease of $48 million. Gross profit margin of 59.1% was consistent with the prior year.

Sleep Number Announces Second-Quarter 2025 Results - Page 2 of 11
•Operating expenses were $185 million before restructuring and other non-recurring costs, a decrease of $48 million, or 21%, driven by lower marketing and selling expenses, general and administrative expenses, and research and development expenses.
•Net loss was $25 million or $1.09 per diluted share, down $20 million, driven primarily by lower net sales, partially offset by lower operating expenses.
•Adjusted EBITDA was $24 million, down 17%, driven by a decline in net sales and associated loss of fixed cost leverage, partially offset by lower operating expenses. Adjusted EBITDA margin improved 30 basis points to 7.2%.

Cash Flows, Liquidity and Balance Sheet Highlights (all comparisons year-over-year unless otherwise noted)

•Net cash provided by operating activities was $1.2 million for the quarter, down $22 million.
•Free cash flow was a use of $6.9 million for the quarter, down $16 million.
•The company's leverage ratio was 4.56x EBITDAR on a trailing 12-month basis at the end of the quarter versus the covenant maximum of 4.75x.

Financial Outlook

The company expects the full year 2025 net sales to be approximately $1.45 billion, representing an approximately 14% year-over-year decline. This percentage change is partly driven by softer year-over-year comparisons and the 53rd week in 2025. Gross profit margin is expected to be 61%, which is consistent with the first quarter of 2025, and full year operating expenses, excluding restructuring and other non-recurring costs, are expected to be approximately $830 million. The company expects break-even free cash flow in the second half of 2025.

Conference Call Information

Management will host its regularly scheduled conference call to discuss the company’s results at 8:30 a.m. EDT (7:30 a.m. CDT; 5:30 a.m. PDT) today. To access the webcast, please visit the investor relations area of the Sleep Number website at https://ir.sleepnumber.com. The webcast replay will remain available for approximately 60 days.

About Sleep Number Corporation

Sleep Number is a sleep wellness company. We are guided by our purpose to improve the health and wellbeing of society through higher quality sleep; to date, our innovations have improved nearly 16 million lives. Our sleep wellness platform helps solve sleep problems, whether it’s providing individualized temperature control for each sleeper through our Climate360® smart bed or applying our 34 billion hours of longitudinal sleep data and expertise to research with global institutions. Our smart bed ecosystem drives best-in-class engagement through dynamic, adjustable, and effortless sleep with personalized sleep and health insights; our millions of Smart Sleepers are loyal brand advocates. And our 3,400 mission-driven team members passionately innovate to drive value creation through our vertically integrated business model, including our exclusive direct-to-consumer selling in 630 stores and online.

To learn more about life-changing, individualized sleep, visit a Sleep Number® store near you, our newsroom and investor relations sites, or SleepNumber.com.

Forward-looking Statements

Statements used in this news release relating to future plans, events, financial results or performance, such as the statements that: cost savings to exceed initial targets while maintaining compliance with debt covenants; implementing significant changes to business with enhanced marketing and product initiatives; implementing

Sleep Number Announces Second-Quarter 2025 Results - Page 3 of 11
$130 million of cost savings for 2025 excluding restructuring costs that maintains compliance with debt covenants; plans to return to profitable growth by implementing initiatives focused on enhancing the company's product assortment, value proposition, and consumer engagement; rebuilding the marketing program for efficiency and optimizing its product portfolio, value and distribution; the company has proven its ability to manage costs and improve efficiency; the company expects its actions to drive sequential topline improvement in the coming quarters while it continues to aggressively manage costs; and statements about the company’s financial outlook, including the company’s expected full year 2025 net sales, gross profit margin, and operating expenses, excluding restructuring and other non-recurring costs, and free cash flow expectations in the second half of 2025 are forward-looking statements subject to certain risks and uncertainties which could cause the company’s results to differ materially. The most important risks and uncertainties are described in the company’s filings with the Securities and Exchange Commission, including in Item 1A of the company’s Annual Report on Form 10-K and other periodic reports. Forward-looking statements speak only as of the date they are made, and the company does not undertake any obligation to update any forward-looking statement.

Investor Contact: investorrelations@sleepnumber.com
Media Contact: Muriel Lussier, muriel.lussier@sleepnumber.com

Sleep Number Announces Second-Quarter 2025 Results - Page 4 of 11

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Three Months Ended
	June 28, 2025	% of Net Sales	June 29, 2024	% of Net Sales
Net sales	$327,925	100.0%	$408,413	100.0%
Cost of sales	134,180	40.9%	166,923	40.9%
Gross profit	193,745	59.1%	241,490	59.1%
Operating expenses:
Sales and marketing	146,464	44.7%	182,400	44.7%
General and administrative	29,604	9.0%	39,573	9.7%
Research and development	9,420	2.9%	11,578	2.8%
Restructuring costs	8,332	2.5%	1,819	0.4%
Total operating expenses	193,820	59.1%	235,370	57.6%
Operating (loss) income	(75)	—%	6,120	1.5%
Interest expense, net	11,734	3.6%	12,270	3.0%
Loss before income taxes	(11,809)	(3.6%)	(6,150)	(1.5%)
Income tax expense (benefit)	13,203	4.0%	(1,099)	(0.3%)
Net loss	$(25,012)	(7.6%)	$(5,051)	(1.2%)

Net loss per share – basic	$(1.09)		$(0.22)

Net loss per share – diluted	$(1.09)		$(0.22)

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,903		22,614
Dilutive effect of stock-based awards	—		—
Diluted weighted-average shares outstanding	22,903		22,614

For the three months ended June 28, 2025 and June 29, 2024, potentially dilutive stock-based awards have been excluded from the calculation of diluted weighted-average shares outstanding, as their inclusion would have had an anti-dilutive effect on our net loss per diluted share.

Sleep Number Announces Second-Quarter 2025 Results - Page 5 of 11

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Six Months Ended
	June 28, 2025	% of Net Sales	June 29, 2024	% of Net Sales
Net sales	$721,186	100.0%	$878,862	100.0%
Cost of sales	286,906	39.8%	361,198	41.1%
Gross profit	434,280	60.2%	517,664	58.9%
Operating expenses:
Sales and marketing	335,567	46.5%	390,912	44.5%
General and administrative	68,223	9.5%	78,652	8.9%
Research and development	20,323	2.8%	24,019	2.7%
Restructuring costs	8,392	1.2%	12,419	1.4%
Total operating expenses	432,505	60.0%	506,002	57.6%
Operating income	1,775	0.2%	11,662	1.3%
Interest expense, net	22,815	3.2%	24,569	2.8%
Loss before income taxes	(21,040)	(2.9%)	(12,907)	(1.5%)
Income tax expense (benefit)	12,618	1.7%	(374)	—%
Net loss	$(33,658)	(4.7%)	$(12,533)	(1.4%)

Net loss per share – basic	$(1.48)		$(0.56)

Net loss per share – diluted	$(1.48)		$(0.56)

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,804		22,560
Dilutive effect of stock-based awards	—		—
Diluted weighted-average shares outstanding	22,804		22,560

For the six months ended June 28, 2025 and June 29, 2024, potentially dilutive stock-based awards have been excluded from the calculation of diluted weighted-average shares outstanding, as their inclusion would have had an anti-dilutive effect on our net loss per diluted share.

Sleep Number Announces Second-Quarter 2025 Results - Page 6 of 11
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited – in thousands, except per share amounts)
subject to reclassification

	June 28, 2025	December 28, 2024
Assets
Current assets:
Cash and cash equivalents	$1,349	$1,950
Accounts receivable, net of allowances of $1,127 and $1,113, respectively	16,017	17,516
Inventories	99,450	103,152
Prepaid expenses	20,824	14,568
Other current assets	37,885	44,098
Total current assets	175,525	181,284
Non-current assets:
Property and equipment, net	109,105	129,574
Operating lease right-of-use assets	339,149	356,641
Goodwill and intangible assets, net	66,301	66,412
Deferred income taxes	31,803	33,575
Other non-current assets	82,629	93,324
Total assets	$804,512	$860,810
Liabilities and Shareholders’ Deficit
Current liabilities:
Borrowings under revolving credit facility	$563,900	$546,600
Accounts payable	111,212	107,619
Customer prepayments	41,141	46,933
Accrued sales returns	15,650	19,092
Compensation and benefits	20,929	31,038
Taxes and withholding	17,854	18,619
Operating lease liabilities	82,209	82,307
Other current liabilities	50,326	55,804
Total current liabilities	903,221	908,012
Non-current liabilities:
Operating lease liabilities	287,585	307,201
Other non-current liabilities	94,394	97,183
Total non-current liabilities	381,979	404,384
Total liabilities	1,285,200	1,312,396
Shareholders’ deficit:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 22,771 and 22,388 shares issued and outstanding, respectively	228	224
Additional paid-in capital	31,942	27,390
Accumulated deficit	(512,858)	(479,200)
Total shareholders’ deficit	(480,688)	(451,586)
Total liabilities and shareholders’ deficit	$804,512	$860,810

Sleep Number Announces Second-Quarter 2025 Results - Page 7 of 11
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited – in thousands)
subject to reclassification

	Six Months Ended
	June 28, 2025	June 29, 2024
Cash flows from operating activities:
Net loss	$(33,658)	$(12,533)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	29,096	34,177
Stock-based compensation	5,500	8,109
Net loss on disposals and impairments of assets	775	2,500
Deferred income taxes	1,772	(5,144)
Changes in operating assets and liabilities:
Accounts receivable	1,499	6,587
Inventories	3,702	19,588
Income taxes	2,470	774
Prepaid expenses and other assets	10,381	(1,483)
Accounts payable	8,354	(18,464)
Customer prepayments	(5,792)	(4,625)
Accrued compensation and benefits	(10,086)	7,153
Other taxes and withholding	(3,235)	(1,345)
Other accruals and liabilities	(9,582)	(11,776)
Net cash provided by operating activities	1,196	23,518

Cash flows from investing activities:
Purchases of property and equipment	(8,052)	(14,075)
Payment to secure contractual rights	(3,280)	—
Issuance of notes receivable	—	(2,942)
Net cash used in investing activities	(11,332)	(17,017)

Cash flows from financing activities:
Net increase (decrease) in short-term borrowings	12,356	(6,408)
Repurchases of common stock	(944)	(612)
Debt issuance costs	(1,877)	—
Net cash provided by (used in) financing activities	9,535	(7,020)

Net decrease in cash and cash equivalents	(601)	(519)
Cash and cash equivalents, at beginning of period	1,950	2,539
Cash and cash equivalents, at end of period	$1,349	$2,020

Sleep Number Announces Second-Quarter 2025 Results - Page 8 of 11
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Percent of sales:
Retail stores	87.8%	87.8%	87.7%	88.0%
Online, phone, chat and other	12.2%	12.2%	12.3%	12.0%
Total Company	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales	(18%)	(11%)	(17%)	(10%)
Online, phone and chat	(19%)	(13%)	(16%)	(16%)
Total Retail comparable sales change	(19%)	(11%)	(17%)	(11%)
Net opened/closed stores and other	(1%)	0%	(1%)	—%
Total Company	(20%)	(11%)	(18%)	(11%)

Stores open:
Beginning of period	637	661	640	672
Opened	1	4	3	10
Closed	(8)	(19)	(13)	(36)
End of period	630	646	630	646

Other metrics:
Average sales per store ($ in 000's) [1]	$2,395	$2,732
Average sales per square foot [1]	$775	$883
Stores > $2 million net sales [2]	47%	62%
Stores > $3 million net sales [2]	13%	21%
Average revenue per smart bed unit [3]	$5,880	$5,802	$5,940	$5,782

1 Trailing twelve months Total Retail comparable sales per store open at least one year.
2 Trailing twelve months for stores open at least one year (excludes online, phone and chat sales).
3 Represents Total Retail (stores, online, phone and chat) net sales divided by Total Retail smart bed units.

Sleep Number Announces Second-Quarter 2025 Results - Page 9 of 11
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net loss plus: income tax expense (benefit), interest expense, depreciation and amortization, stock-based compensation, restructuring costs, CEO transition/proxy contest costs, and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing Twelve Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net loss	$(25,012)	$(5,051)	$(41,459)	$(40,039)
Income tax expense (benefit)	13,203	(1,099)	7,830	(10,730)
Interest expense	11,734	12,270	46,614	48,214
Depreciation and amortization	13,697	16,347	59,590	69,676
Stock-based compensation	1,549	3,992	8,835	13,073
Restructuring costs [1]	8,332	1,819	14,039	28,147
CEO transition/Proxy contest costs [2]	53	—	2,825	—
Asset impairments	—	—	1,220	490
Adjusted EBITDA	$23,556	$28,278	$99,494	$108,831

1 Represents costs related to business restructuring actions initiated in the fourth quarter of fiscal 2023.
2 Represents costs related to CEO transition activities and proxy contest costs of $0.1 million and $0, respectively, for the three months ended June 28, 2025 and $0.8 million and $2.0 million, respectively, for the trailing twelve months ended June 28, 2025. These costs were both initiated in the fourth quarter of fiscal 2024.

Free Cash Flow
(in thousands)

	Three Months Ended		Trailing Twelve Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net cash provided by (used in) operating activities	$1,196	$23,518	$(9,228)	$(4,230)
Subtract: Purchases of property and equipment	8,052	14,075	18,796	41,232
Free cash flow	$(6,856)	$9,443	$(28,024)	$(45,462)

Note - Our Adjusted EBITDA calculations and Free Cash Flow data are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Second-Quarter 2025 Results - Page 10 of 11
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Net Leverage Ratio under Revolving Credit Facility
(in thousands)

	Trailing Twelve Months Ended
	June 28, 2025	June 29, 2024
Borrowings under revolving credit facility	$563,900	$540,200
Outstanding letters of credit	6,847	7,147
Finance lease obligations	201	280
Consolidated funded indebtedness	$570,948	$547,627
Operating lease liabilities [1]	369,794	408,724
Total debt including operating lease liabilities (a)	$940,742	$956,351

Adjusted EBITDA (see above)	$99,494	$108,831
Consolidated rent expense	106,737	110,937
Consolidated EBITDAR (b)	$206,231	$219,768
Net Leverage Ratio under revolving credit facility (a divided by b)	4.56 to 1.0	4.35 to 1.0
1Reflects operating lease liabilities included in our financial statements under ASC 842.

Note - Our Net Leverage Ratio under Revolving Credit Facility, Adjusted EBITDA and EBITDAR calculations are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Second-Quarter 2025 Results - Page 11 of 11
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (Adjusted ROIC)
(in thousands)

Adjusted ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our adjusted invested capital. Management believes Adjusted ROIC is also a useful metric for investors and financial analysts. We compute Adjusted ROIC as outlined below. Our definition and calculation of Adjusted ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile adjusted net operating profit after taxes (Adjusted NOPAT) and total adjusted invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Trailing Twelve Months Ended
	June 28, 2025	June 29, 2024
Adjusted net operating profit after taxes (Adjusted NOPAT)
Operating income	$12,983	$(2,555)
Add: Operating lease interest [1]	25,535	27,750
Less: Income taxes [2]	1,500	(6,104)
Adjusted NOPAT	$40,018	$19,091

Average adjusted invested capital
Total deficit	$(480,688)	$(446,964)
Add: Long-term debt [3]	564,101	540,480
Add: Operating lease liabilities [4]	369,794	408,724
Total adjusted invested capital at end of period	$453,207	$502,240

Average adjusted invested capital [5]	$477,676	$509,369

Adjusted ROIC [6]	8.4%	3.7%

1	Represents the interest expense component of lease expense included in our financial statements under ASC 842, Leases.
2	Reflects annual effective income tax rates, before discrete adjustments, of (3.9)% and 24.2% for June 28, 2025 and June 29, 2024, respectively.
3	Long-term debt includes existing finance lease liabilities.
4	Reflects operating lease liabilities included in our financial statements under ASC 842.
5	Average adjusted invested capital represents the average of the last five fiscal quarters' ending adjusted invested capital balances.
6	Adjusted ROIC equals Adjusted NOPAT divided by average adjusted invested capital.

Note - The Company's Adjusted ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.